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Exhibit 10.4

TRANSLATION FOR CONVINIENCE

Kibbutz Shamir

Lease Contract for a Kibbutz

Ministry of Justice
Registration and Land Settlement Department

In

Application no.	Deed no.

Lease Contract for a Kibbutz

Made in Upper Nazareth on 27 December, 1990

On 14th Teveth, 5751

Between:

Israel Lands Administration by virtue of its authority as the party administering Israel lands (hereinafter: "the Administration")

Of the one part

And:

Kibbutz Shamir
(hereinafter: "the Kibbutz")

STAMP True copy of the original 4.2.1996 Signed (illegible)	Of the other part

A true and proper copy of the original Advocate Date: 4 February, 1996 Signature (signed)

TRANSLATION FOR CONVINIENCE

WHEREAS	The Kibbutz is a collective settlement which is a separate settlement maintaining a cooperative company of its members, organized on the foundations of common ownership of property, self-labors and equality and partnership in all productive, consumption and educational areas, that has been classified by the Registrar of Cooperative Societies as a Kibbutz, and whose articles contain a provision whereby the society does not distribute its profits and its property in any form whatsoever; and
WHEREAS	For the purpose of implementing the foregoing objectives, the Kibbutz has applied to lease the land described in this Contract on which it resides; and
WHEREAS
The above land is part of Israel lands, within the meaning of Basic Law: Israel Lands, and is administered by virtue of statutory provisions by the Administration, and the Administration agrees to lease the same to the Kibbutz for the purposes set out in this Contract; and
WHEREAS
according to the terms of the Treaty between the State of Israel and the Jewish National Fund (hereinafter: "the Fund"), which was published in Government Publications no. 1456 dated 11 Sivan 5725 [1965] on page 1897, administration of the land owned by the Fund, including the leasing thereof and the grant or refusal to grant consent to transfer the leasehold rights therein is to be effected by the Administration, subject to the Memorandum and Articles of Association of the Fund, and the Kibbutz hereby declares that it is aware that solely on the basis of this fundamental condition precedent is the Administration prepared to enter into this Lease Contract with it;

The parties have therefore agreed as follows:

        Preamble to this Contract constitutes an Integral Part Thereof.

Definitions.

1.
In this Contract:

(a)
"Premises"—means the land of the size and as detailed in Schedule no. 1 hereto including everything constructed and planted now or hereafter thereon, including anything permanently affixed to the land.

(b)
"Israel Lands Administration"—within the meaning of the Israel Lands Administration Law, 5720-1960, including any body in substitution therefor by virtue of any law and including the Director of the Israel Lands Administration or any person in his stead or authorised by him.

(c)
"Israel Lands Council"—within the meaning of the Israel Lands Administration Law, including any body in substitution therefor by virtue of any law (hereinafter—"the Council").

(d)
"Agricultural Settlement"—means land used or designed to be used by the Kibbutz and its members to produce agricultural produce and/or raise animals and fish for their sustenance, or for landscaping and specific purposes and/or for purposes of residential buildings and/or for the Kibbutz's public purposes and/or for purposes of an agricultural settlement, service or workshops, including buildings for purposes of youth clubs, Hebrew study and the like—all with the exception of a "Factory."

(e)
"Factory"— (1) Use of an area of land being part of the Premises which is used or designed to be used for industry, health and leisure buildings, camping grounds, fuel stations and commercial swimming pools or for any other business purpose not being an "Agricultural Settlement."

    (2)
    A building or installation for service or a workshop designed for purposes of the Kibbutz and its members only (including for purposes of youth groups, Hebrew study etc., as stated in subparagraph (d) above), which supplies service or workshop services to other persons also, will not be deemed to be a Factory unless the consideration received from such person/s exceeds one hundred (100) new shekels per annum. This sum will be linked to the Consumer Price Index of August 1981 and updated as of 1st of October in each year.

  (f)
  "Zoning"—the zoning of the land as prescribed in an Approved Plan within the meaning of the Planning and Building Law, 5725-1965, or any other statute in substitution therefor (hereinafter—"the Plan", including a Special Plan within the meaning of such Law.

  (g)
  "Value of the Land"—the value of the land to be prescribed by a government appraiser, as vacant land having regard to the zoning and/or use of such area of land to which the evaluation relates.

  (h)
  "Estate"—an area of land the size of which has been fixed by the Minister of Agriculture or any other body or person empowered by him for the purpose of settling a single family on the Kibbutz.

  (i)
  "Consumer Price Index"—the Consumer Price Index published periodically by the Central Bureau of Statistics or by any other official body in substitution therefor.

  (j)
  "The New Index"—the Consumer Price Index last published prior to the actual payment date of the rent.

  (k)
  "The Owners"—the owners of the land in whose name and on whose behalf the Administration administers, by virtue of the provisions of the Israel Lands Administration Law, the land.

Engagement of the parties

2.
a.
The Administration hereby undertakes to lease to the Kibbutz and the Kibbutz hereby undertakes to take from the Administration on lease, the Premises for the purpose of the Kibbutz settling on the Premises, all on the conditions and for the term prescribed in this Contract.

b.
The size of the area leased has been fixed having regard to the number of Estates specified in clause 30(b) of this Contract.

Term of the Lease

3.
a.
The term of the Lease is 49 (forty nine) years as set out in clause 30(a) of this Contract, (hereinafter—"the Lease Term"), which will be renewed as stated in clause 3(b) at the expiration of 49 years, for a further 49 years.

b.
Upon the expiration of the First Lease Term, the Administration will be bound, at the request of the Kibbutz, to renew the Lease Term for a further period of 49 years (hereinafter—"the Further Term") according to the conditions that will then be customary at the Administration with respect to leases of land to Kibbutzim, for purposes of leases similar to those mentioned in clause 4 hereof.

c.
Renewal of the Contract for such Further Term will be by way of the parties signing a new Lease Contract, in accordance with that stated in sub-paragraph (b) above.

Purposes of the Lease

4.
(a)
The Premises are being leased to the Kibbutz for purposes of an "Agricultural Settlement" and "Factory" (hereinafter—"the Purpose of the Lease").

(b)
The Kibbutz will not be entitled to use the Premises or any part thereof in any manner whatsoever otherwise than for the Purposes of the Lease as prescribed in this Contract.

Limitations on Use of the Premises

5.
(a)
The Kibbutz may, during the Lease Term, make use of the Premises for various uses within the scope of clause 4 above and vary the same from time to time without needing the Administration's consent, all within the framework of the Purpose of the Lease mentioned in clause 4 above and subject to the conditions hereof.

    Notwithstanding the foregoing, the Kibbutz undertakes not to submit plans for the construction of a building for the purpose of a Factory for the approval of the competent authorities, until after the Administration signs the same; the Administration will be entitled to stipulate as a condition for its signature to the plans, that the Kibbutz fulfils the undertakings according to this Contract.

  b.
  Notwithstanding the provisions herein contained, the Kibbutz will not be entitled to use the Premises for a housing factory or a factory for dwellings.

  c.
  Without derogating from that stated in clause 9(c) hereof, the Kibbutz will not be entitled to use the areas of the Premises for any use that is not in accordance with its zoning.

  d.
  The Kibbutz may use any part of the Premises that have been designated for a Factory, for an Agricultural Settlement also, on condition that it will not be entitled to receive back from the Administration any payment that it has paid in respect of such area, including initial rent and annual rent that it has paid for it as a Factory.

Rent

6.
a.
For the areas of the Premises used as an Agricultural Settlement, the Kibbutz will pay—

(1)
Annual rent at the rate of the annual rate for an Estate multiplied by the number of Estates that have been prescribed for this Kibbutz by the Minister of Agriculture or any other body or person who has been empowered by him. Such rent will be set annually pursuant to the decisions of the Council that will be in force at the beginning of each year of the Lease.

(2)
The number of Estates that has been fixed for the Kibbutz is as stated in clause 30(b) hereof.

(3)
The annual rent for a single Estate is as set out in clause 30(c) hereof.

b.
For areas of the Premises used for a Factory, the Kibbutz will pay—

(1)
Non-recurring initial rent and annual rent or capitalised rent or royalties or any other payment, as customary with the Administration with respect to a Factory of such kind.

    (2)
    The initial or capitalised rent will be a certain percentage of the value of the land used as a Factory, as determined from time to time by the Council with respect to the leasing of land used for a Factory in a Kibbutz.

    (3)
    The annual rent will be at the rate of 5% or such other rate as will be determined from time to time by the Council, of the value of the land after reducing the initial rent that will have been paid pursuant to sub-clause (2) above.

    (4)
    The annual rent will be linked to the last Consumer Price Index known on the date of determining the value of the land of such Factory (hereinafter: "the Base Index").

      In the event of a change occurring in the Base Index—the annual rent will be varied on the eve of each year of the Lease in proportion to the variation rate between the last Consumer Price Index known immediately prior to each year of the lease, on the one hand, and the Base Index, on the other.

    (5)
    With respect to a Factory existing before the time of the signature of this Contract for which a signed agreement exists with the Administration (hereinafter: "the Previous Agreement")—the terms of this Agreement will replace those of the Previous Agreement, except for the terms thereof relating to the rent and the rates thereof to which the provisions of the Previous Agreement will continue to apply until the expiration of the Lease Term according to such Agreement, and the Previous Agreement will be regarded as having been cancelled without any consideration.

      The Kibbutz hereby undertakes to indemnify and/or compensate the Administration in respect of any damage that will be incurred by it or in respect of any sum that it will be sued to pay and/or in respect of any claim that will be filed against it by any third party as a result of such cancellation.

    (6)
    As regards a Factory that exists before the time of the signature of this Agreement for which an agreement with the Administration has yet to be signed and no initial rent has been paid—the conditions of this Contract will apply, including payment of initial or capitalised rent that will be fixed according to the value of the land as of the date of the signature of this Contract.

    (7)
    As regards a Factory existing before the time of the signature of this Contract and for which an agreement with the Administration has not yet been signed but for which initial rent has been paid—the conditions of this Contract will apply save that the Kibbutz will not be required to pay any additional payment of initial rent for the term of 49 years from the date such initial rent has been paid. The operative date for determining the Index mentioned in sub-clause (4) above will be that of the valuation of the land according to which such initial rent so paid has been calculated.

    (8)
    An existing Factory to which the provisions of sub-clauses (5) and (7) above apply will be liable for payment, at the end of the term during which the provisions of such sub-clauses apply, initial or capitalised rent, all if and as then determined pursuant to the decisions of the Council in respect of the residue of the Lease Term according to this Contract.

    (9)
    Land which is rezoned as a Factory after the date of this Contract—will have its value determined as of the date of rezoning or as of the beginning of the construction of the Factory, as elected by the Kibbutz, and land which has been rezoned as a Factory before the signature of this Contract but has not actually being used for a Factory in practice—will have its value fixed as of the date of the signature of this Contract or as of the date of the commencement of construction of the Factory, all at the election of the Kibbutz.

      Payment of the initial rent or the capitalised rent for such land will apply on the date such value is determined.

      If no notification is given by the Kibbutz to the Administration in writing within 60 days of the date of the rezoning with respect to the first case abovementioned, or from the date of this Contract with respect to the second case mentioned above, of its electing one of the two above dates, the Administration will be free to determine the value of the land as of one of those dates, as it wishes. The initial rent (but not the annual rent) will be at the rate which the residual Lease Term according to this Contract bears to the Lease term of 49 years. With respect to capitalised rent such rent will be calculated for the residuary Term mentioned according to the capitalisation rules in force at the Administration at the time of payment.

    (10)
    If the use or zoning of any area used for a Factory is changed from one type of Factory to another, and the initial or capitalised or annual rent which has been calculated according to the value of the land for the other type of Factory will be higher than that actually paid in respect of the area—the Kibbutz will pay the difference between the amount actually paid and the amount applicable to the area in accordance with the other type of use.

    (11)
    The Kibbutz undertakes to convey to the Administration promptly on demand all the documents and particulars that will be required for the purpose of determining the value of the land.

Date of Payment of Rent

7.
a.
Payment of the annual rent will apply to each year in advance save that the parties may agree between them on different payment dates and conditions.

b.
The initial or capitalised rent for parts of the Premises that were used on the signature date of this Contract for purposes of a Factory will be paid on the date of the signature of this Contract, if not paid previously. The initial or capitalised rent for parts of the premises the zoning or use of which has been varied following the signature of this Contract, will be paid not later than 30 days of the date of the Administration's demand.

8.
a.    A schedule of the existing Factories at the Premises as of the date of the signature of this Contract, containing an itemisation of the name, area, rent for the Factory and the operative date of the Index with respect to each Factory (hereinafter—"the Factories Schedule") is attached to this Contract as Schedule no. 2.

  A map of the Factories (hereinafter:- "the Factories' Map") is similarly attached to this Contract as Schedule 3.

  b.
  The Kibbutz undertakes to notify the Administration immediately of any change applying following a rezoning or changes in the type of use or following the erection of new Factories on the Premises and, pursuant to such notices, the Factories' Schedule, the Factories Map and the rent will be updated.

Rezoning

9.
a.
The Kibbutz will be entitled to pursue the rezoning of any part of the Premises provided it gives notice to that effect in writing to the Administration before embarking on such action and subject to a further condition that the rezoning will not extend beyond the Purposes of the Lease or necessitate prohibited use according to clause 5(b) hereof. If, following such rezoning, the Administration requires the registration of consolidation and/or distribution or severance and the like, the Kibbutz will be bound to effect all the acts required for implementing such registration, all at is own expense. If the Kibbutz fails to do so within two years of the date of the demand the Administration will be entitled to do this instead of and at the expense of the Kibbutz.

  b.
  It is a fundamental condition that the Kibbutz will not be entitled to commence using any area forming part of the Premises which has been rezoned for the purpose of a Factory unless it first notifies the Administration in writing of the rezoning and has paid the Administration all sums it is bound to pay to it according to this Contract.

  c.
  In the event of the use specified in Schedule no. 1 with respect to any area is otherwise than in accordance with the zoning and no approval was at any time given by the Administration prior to the signature of this Contract, the Kibbutz undertakes to immediately do everything required in order to match the zoning of the area to the use that is actually made of it.

  d.
  The Administration may submit applications to the competent authorities to vary the zoning of any area or areas within the Premises according to the needs of any of the State authorities, and to work towards approving such applications, on condition it notifies the Kibbutz thereof in writing and in advance, ninety days prior to submitting the application.

Liability of the Kibbutz in tort

10.
a.
The Kibbutz undertakes to keep the Premises in the manner of a reasonable owner and to take all legal measures for ejecting any trespasses and removing nuisances, for the purpose of protecting the Kibbutz's rights of possession in the Premises deriving from this Contract against any third party, except for the Administration and the owners or any of their successors, and the Kibbutz will be entitled to act as owner of the Premises. The expenses of such operations by the Kibbutz and the consequences thereof will be borne solely by the Kibbutz.

b.
The Kibbutz undertakes to fulfil all legal provisions relating to the use and/or implementation of any act at the Premises.

c.
The Kibbutz is responsible towards the Administration or the owners in respect of any damage that will be caused to the Premises and/or to any body or the property of any third party, including agents of the Administration following the possession and use of the Premises.

d.
The Kibbutz undertakes to employ all precautionary measures required to prevent fires at the Premises, according to law, and bear all payments required by law regarding fire prevention and extinguishing, whether such payment applies to owners or to occupiers.

e.
With respect to the provisions of any law imposing duties on owners of land or any responsibility for any act or omission, including liability in tort, the Kibbutz will be regarded as owner and solely bear all consequences and costs by reason of the nonperformance of such provision or by reason of such act or omission. Should suit be brought solely against the Administration based on such a ground, and it fail to file a defence and in consequence become liable to make any payment—it will have no recourse against the Kibbutz to demand such payment, but if the Administration files a defence and a copy thereof is furnished by the Administration to the Kibbutz, the Administration will be entitled to have recourse to the Kibbutz to make a demand for indemnity.

Taxes and development payments

11.

The Kibbutz will bear all taxes, levies, city taxes and compulsory payments of their various kinds applicable by law to the Premises, whether falling on an occupier or owner of the Premises, and whether or not presently or hereafter existing. It will further bear the expenses for the various developments which have already been made by it with its consent or at its initiative, at the Premises.

7

Transfer of leasehold rights and sub-lease

12.
a.
The Kibbutz will be prohibited from transferring to others the leasehold rights or from leasing the Premises or any part thereof by way of sub-lease, or letting the Premises or any part thereof or authorising the use or possession thereof or part thereof to others, directly or indirectly, or sharing with others the Premises or any part thereof or any right deriving from the lease excepting by licence of use to youth groups, Hebrew study premises and the like.

b.
Notwithstanding the provisions of sub-clause (a) above, the Kibbutz will be entitled, from time to time, after receiving the Administration's approval, and without payment of any consent fees, to transfer by way of sub-lease its rights under this Contract with respect to any area designed or used as a Factory, except for a right of headlease, to a body corporate exclusively controlled by the Kibbutz.

    It is a fundamental condition for such licence that the sub-lease contract will contain all the provisions herein contained, mutatis mutandis, recognising the intrinsic substance, and will not include any other provision, and it is a further fundamental condition that the exclusive control in such body corporate will be retained by the Kibbutz for the entire duration of the sub-lease contract term. The Kibbutz will be entitled, by the sub-lease contract, to limit the use of the area to be sub-let compared with the permitted uses according to this Contract.

    The Kibbutz may determine the duration of sub-lease as it wishes, provided it does not extend beyond the Lease Term according to this Contract. The Kibbutz may determine in the sub-lease contract, such provisions in respect of breach of contract as it deems fit, provided such provisions will not affect nor derogate from the Administration's rights under this Contract.

    The Kibbutz will be bound to furnish to the Administration a signed copy of the sublease contract and further produce, at any time required by the Administration, the appropriate documents required to prove that the conditions mentioned for the transfer of rights have indeed been fulfilled.

  c.
  The Kibbutz will be regarded as the exclusive party controlling a body corporate only if the shareholder, member or partner other than the Kibbutz does not participate in the capital of the body corporate, either by way of investment or by founders' loan to the body corporate or otherwise, except to the extent of the nominal amounts required by virtue of law in order to enable such shareholder, member or partner to hold such capacity for the purpose of funding and maintaining the body corporate.

    Notwithstanding the foregoing, a body corporate will not cease to remain in the control of the Kibbutz if it is granted a loan by its shareholder or member or partner which is part of an assistance covenant organization within the meaning of the Cooperative Societies Regulations, 1934, in which the Kibbutz is a member, or a credit institution or financial or economic institution of such assistance covenant or is related thereto—according to its rules, by branch connection, on condition that the foregoing will not prejudice the provisions contained in the first passage of this sub-clause. The foregoing will similarly apply in a case where such shareholder, member or partner other than the Kibbutz is another or other kibbutz or kibbutzim provided the control in such body corporate will remain vested in the Kibbutz under this Contract.

    In this sub-clause "control" means a holding of 51% or more of the paid-up share capital of the body corporate, and the right to appoint one half or more of the directors of such body corporate and its general manager.

  d.
  In the event of a breach of any of the provisions contained in this clause by the Kibbutz, this Contract will be void with respect to the area that has been transferred to such body corporate, and the Administration will be entitled and have the right to take and regain possession of such area without being liable for any payment to the Kibbutz or the body corporate. The Administration may exercise its rights under this clause only if, within 60 days of the Administration's demand, such breach has not been rectified.

  e.
  Nothing contained in sub-clause (a) above, shall prejudice the right of the Kibbutz to authorize members of the Kibbutz and those mentioned in clause 1(d) hereof, to have use of the Premises.

Pledge

13.
a.
The Kibbutz may not pledge or charge the Premises in any way, without first receiving the written consent of the Administration.

b.
The Administration's consent to a pledge or charge of the Premises will be conditional on the stipulation that in the event of a realization of the mortgage or other charge, the right charged will not be transferred except to a party which is, according to the decisions of the Council, fit to take a lease on Agricultural Land of the Administration and the Administration's written consent has been given to such party, subject to the further condition that all the payments due to the Administration will be paid to the Administration out of the proceeds receivable following the transfer of such right and only the balance of the proceeds will be applied in repaying the debt under such mortgage or charge.

c.
The restrictions contained in sub-clause (b) above on the transfer of the rights following a realization of a mortgage or other charge will similarly apply to a transfer occurring within the framework of bankruptcy or execution proceedings.

Payments—Arrears and Refunds

14.
a.
All payments due and owing from the Kibbutz to the Administration and not punctually paid will bear interest on arrears from the date due until actual payment, at the maximum rate prescribed by statute for the time being, or at such rate as will be determined by the Minister of Finance or the Accountant-General from time to time with respect to payments in arrears resulting from transactions with or undertakings towards the State. The Administration will be entitled to demand, in lieu of such arrears interest, linkage differentials to the extent of increases in the Consumer Price Index as of the actual date of payment compared with the Index which existed on the date on which the Kibbutz was liable to make the payment in arrears, with the addition of lawful interest.

b.
Where the Administration is required to pay any sum by reason of any matter enumerated in clause 10 hereof, it will give 30 days' prior notice to the Kibbutz of its intention to pay such sum to the demanding party. Should the Kibbutz fail to pay such sum within 30 days of receiving the notice or fail to take measures to stay or cancel the payment demand, the Administration will be entitled to pay the sum to the demanding party and be reimbursed by the Kibbutz within 30 days of payment. Where the Kibbutz has, within 30 days of receiving the demand, taken steps to stay, cancel or amend the payment demand and has also given notice to that effect to the Administration in writing, the Administration will not pay the amount demanded or any part thereof until the clarification procedures have been completed, including legal proceedings on the objections raised by the Kibbutz. Should the Kibbutz fail to pay the amount fixed as the sum it is liable to pay, the Administration may pay the same, and the Kibbutz will reimburse the Administration in up-to-date values together with all costs, by no later than 30 days following the payment date. The Kibbutz shall indemnify the Administration in respect of any such sum or debt paid by the Administration following the employment of enforcement measures against the Administration.

  c.
  The Kibbutz undertakes to forward to the Administration, immediately upon receipt, any document relating to a payment demand which applies to the Administration, but will be entitled to reach an arrangement with the claimant in such claim, provided such arrangement will not be binding upon the Administration.

Unused areas

15.
a.
Should the Kibbutz cease using any area leased or part thereof for the Purposes of the Lease, the Administration will be entitled, after 60 days' prior notice sent to the Kibbutz by registered mail, to rescind the Contract with respect to such part of the Premises that the Kibbutz has ceased using or has not used, and repossess the same. Lack of use for a period of five years will not confer upon the Administration the right to sue for repossession of the area requested.

b.
The Kibbutz undertakes, upon the Administration's demand, to appear at the Land Registry and sign all and any documents required in order to rescind the lease with respect to such area from the remaining area leased that will remain in the Kibbutz's possession on the basis of this Contract. Should the Kibbutz fail to perform this undertaking, the Administration will be entitled, after at least 90 days' prior notice to the Kibbutz, to take such action independently, at the expense of the Kibbutz, and the signature of the Kibbutz on this Contract constitutes the grant of a power of attorney by the Kibbutz to the Administration to effect such acts.

Natural resources and antiquities

16.
a.
This Contract confers no rights whatsoever on the Kibbutz or its members in respect of mines, stone quarries, sand and gravel and any minerals of their various kinds that will be found at the area leased, including oil, natural gas, water resources and antiquities (all the foregoing being hereinafter referred to as—"Natural Resources"). The provisions contained in this sub-clause do not apply to the well belonging to the Kibbutz which it operates by virtue of a pumping licence granted to the Kibbutz by the Water Commissioner of the Ministry of Agriculture.

b.
The Administration may rescind the lease with respect to those areas within the Premises in which Natural Resources are found.

c.
The Kibbutz may mine or remove in any other form from the Premises, solely for its purposes and use, stone, sand and gravel on condition it gives prior written notice to that effect to the Administration and pays it such amount as will be determined by the Administration for those materials, and on the further condition that the removal of those materials will be subject to the restrictions and conditions now or hereafter imposed by the Administration and/or by law.

d.
Subject to receiving the Administration's prior written consent, including prior consent in writing with respect to the type of the minerals and the materials that will be quarried, the Kibbutz may use certain of the areas of the Premises for purposes of a quarry-type Factory, such use also to be subject to the restrictions and the conditions mentioned in sub-clause (c) above.

  e.
  The Kibbutz will have a preferential right to lease areas for which the lease will have been cancelled, as stated in sub-clause (b) and which will be leased for purposes of sand, gravel and stone mining, this also being subject to the provisions of the Mining Ordinance, as in force from time to time, and according to such conditions as will be fixed by the Administration or by law.

  f.
  If the Lease with respect to areas according to sub-clause (b) will be cancelled and no compensation paid for the cancellation, the Kibbutz will have a preferential right to receive the area after mining, quarrying, etc., as appropriate, ceases, if, after restoration, the area will be usable for the Purposes of the Lease stated in clause 4.

Administration's Rights to carry out acts and Inspect the Premises

17.
a.
The Administration and any person on its behalf will be entitled to enter upon the Premises at any reasonable time in order to examine whether the conditions of this Contract are being fulfilled. It is hereby expressly agreed that such examination is not to be construed as imputing any knowledge to the Administration of any breach whatsoever of this Contract or as acquiescence to such a breach, even if the Administration fails to take any measures by reason of such breach.

b.
The Administration will have the right to transfer or allow others to transfer through, within or above the Premises water, drainage, sewage, gas pipes, electricity and telephone pylons, run electricity, telephone wires and the like all according to the plan which will have been approved by the competent planning authorities or according to any other law. The Kibbutz will allow the Administration, its workers and/or agents as well as any person authorized by it, to enter upon the Premises and carry out the works required for such purpose as well as all repairs which will be required from time to time, provided 30 days' prior notice will be given to the Kibbutz except in cases which cannot be delayed in which case no advance notice will be necessary. This right of the Administration shall not serve to affect the right of the Kibbutz to demand compensation from the party so authorized, in respect of financial damage incurred by the Kibbutz (to the extent incurred) as a result of carrying out the work by such party or by any other persons on its behalf. The Kibbutz will be entitled to impose as a condition for implementing the work at the Premises by the party authorized the giving of an appropriate guarantee by it to secure payment of compensation in respect of financial damage which may be caused to the Kibbutz following the implementation of such work, the type and amount of the guarantee to be fixed by agreement between the parties within 15 days of the prior notice mentioned above have been given to the Kibbutz.

Prior termination of the Lease

18.
a.
If the Premises or any part thereof are rezoned by a valid plan or by any law, except for a rezoning according to clause 9(a) of this Contract, the Administration will be entitled to bring the Lease under this Contract to an end with respect to such rezoned part, even if the Lease Term or any Further Term has not yet expired and repossess such area. The Administration will give the Kibbutz prior notice of the date of such termination of the Lease, nothing in this clause mentioned being in derogation of that stated in the last passage of clause 9(d).

    For purposes of this clause, the grant of a permit by law to erect a security installation will be tantamount to rezoning.

  b.
  If the Administration has notified the Kibbutz of the termination of the Lease as mentioned, the Kibbutz will be entitled to remove from the Premises all the fixtures and fittings that are not permanently connected to the land.

  c.
  The Kibbutz will be entitled to compensation for its rights and investments existing as of the date of the termination of the Lease in the area for which the above Lease has terminated, including in the fixtures that remain in the area. Such compensation will be fixed by the Compensation Committee appointed by decisions of the Council (hereinafter: "the Compensation Committee"). For purposes of this clause, investments of a body corporate controlled by the Kibbutz will be the equivalent of investments by the Kibbutz. The parties will be entitled to appeal the decision of the Compensation Committee before an Appeals Committee to be set up by the Council.

  d.
  The compensation fixed according to sub-clause (c) above will be paid within 30 days of the date of the Compensation Committee's decision, provided that by such date, the area to be returned to the Administration's possession will have been redelivered, and in the event of the area not having been so redelivered to the Administration's possession within 30 days, the compensation will be paid on the date it is vacated and possession actually redelivered to the Administration. If payment on due date is not made, the Kibbutz will be entitled to linkage differentials and interest in respect of the period up to the date of payment.

Vacation of the Premises

19.
a.
If the Lease has not been renewed at the expiration of the Lease Term or upon the expiration of the Further Term and also in the case of a prior termination of the Lease with respect to the Premises or any part thereof by reason of the cancellation of the Lease, or for any other reason, as appropriate, the Kibbutz will be under an obligation to vacate the Premises or any part thereof for which the Lease will have terminated, as mentioned, within 90 days, and leave the same vacant of any person and thing and redeliver possession thereof to the Administration in proper condition and free of any debt, attachment, mortgage, charge or third party rights and it undertakes not to uproot any plantation nor destroy any building nor dismantle any thing permanently affixed to the land (all the foregoing being hereinafter referred to as—"the Fixtures") unless required to do so by the Administration.

    In the absence of the performance of such undertaking by the Kibbutz, the Administration will be entitled to enter upon the area and seize possession thereof.

  b.
  Should the Kibbutz be required by the Administration to remove the above Fixtures and fails to do so within the period prescribed by it, the Administration will be entitled to remove the same at the expense of the Kibbutz. The Kibbutz will be bound to reimburse the Administration with all its expenses within 30 days of receiving a demand to do so from the Administration.

  c.
  If the Kibbutz is not required by the Administration to remove the above Fixtures, and they are sold or leased by the Administration—the Kibbutz will be entitled, except in cases where the Lease is cancelled following a breach of the Contract of Lease by the Kibbutz, to receive for those Fixtures from the Administration, payment from the proceeds so received by the Administration, provided that in no event will such payment exceed the value of the Fixtures as determined by a government appraiser. In determining the value of the Fixtures, the value of the land or the rights therein will be disregarded.

  d.
  The provisions of sub-clause (c) above will not apply to the vacation of an area according to clause 18 hereof.

Registration of the Leasehold Right

20.
a.
The Kibbutz undertakes to do all that is required in order to enable the registration of the Premises in the Land Registration Registers as parcels registered in their entirety in the name of the owners (hereinafter: "the Parcellation Registration").

    The Kibbutz further undertakes to do all that is required to register the Lease in its name in the Land Registry, and register the same within 2 years of the date of this Contract.

  b.
  Registration of the Lease in the Kibbutz's name in the Land Registration Registers will only be made after the areas of the Premises will be registered in the Land Registry as parcels registered in their entirety in the name of the owners.

Fundamental conditions and Rescission of the Contract

21.
a.
The parties agree that a breach of any of the conditions contained in clauses 4, 5, 6, 7, 9(a) and (b), 10, 12, 13 and 16 is a fundamental breach.

b.
In the event of a fundamental breach by the Kibbutz, the Administration will be entitled to rescind the Lease with respect to such part of the Premises in respect of which the breach was committed, provided it gives the Kibbutz 90 days' prior notice to rectify the breach. Such notice will be in writing and be sent by registered mail.

c.
In addition to the Administration's right to rescind the Contract, the Administration will be entitled to damages from the Kibbutz as well as to any other relief by law, consequent upon a breach of the conditions of the Contract by the Kibbutz. The Administration will further be entitled, in the event of such a breach, to proper user fees from the Kibbutz at the customary rate in the free market.

d.
(1)
In the event the Kibbutz ceases to be such within the meaning of the preamble to this Contract, in addition to any other event in which proceedings for the winding-up or dissolution or striking out of the Kibbutz will be commenced, this Contract will lapse upon such proceedings commencing, whereupon the provisions contained in clause 19 hereof will, mutatis mutandis, apply, and the Premises will be revert to the Administration.

(2)
Notwithstanding the provisions contained in sub-clause (1) above, if the Kibbutz becomes an agricultural co-operative society other than a kibbutz, the Administration will sign with such society a lease contract in the form and on the conditions that will be customary for the time being at the Administration with respect to the leasing of land to a society of such type, provided that the Minister of Agriculture or any person appointed by him in that behalf will grant his consent to the signature of the Contract with such society and determine the size of the area to be so leased and the boundaries thereof.

Miscellaneous.

22.
If the areas of the Premises have not yet been registered in the registers in the Land Registry as parcels registered in the name of the owners in their entirety, the area of the Premises and the boundaries thereof may change or be rectified following a requisition according to the laws on expropriation and purchase, or following a land arrangement scheme at the area, or following the exercise of the Administration's rights according to clause 15 hereof, or in order to adjust the area of the Premises and/or the boundaries thereof, as this will be required in order to prepare a map for registration purposes.

23.
Forbearance by the Administration or of the Kibbutz, as appropriate, from exercising any right conferred upon it according to this Contract on account of the breach of any of the provisions thereof by the Kibbutz or by the Administration, as appropriate, will not be construed as a waiver of any right nor will it be regarded as acquiescence to such a breach.

  Without derogating from the generality of the foregoing, receipt of any payment from the Kibbutz following such a breach will not be regarded as consent on the part of the Administration to such breach.

24.
In the event of any other agreement existing between the Kibbutz and the Administration in connection with any area of the Premises, this present contract will replace such agreement in all respects; and if the Kibbutz was liable to the Administration or any other body by virtue of the provisions of such agreement, for any payments with respect to the period culminating on the commencement of the term of this Contract, the Kibbutz will remain liable for such payments. This clause does not prejudice that stated in the last passages of clause 6(b)(5) and clause 6(b)(7) respectively, to this Contract.

25.
If the Administration and the Kibbutz agree to any amendment, modification or substitution of the Lease Contract for the Kibbutz in the form for the time being customary at the Administration with respect to kibbutzim generally, such amendment, modification or substitution will apply as from the time the parties sign the same and thenceforth from that date, the parties will act in accordance with the new form, and if the Lease is registered with the Land Registry the Kibbutz will do all that is required to register such amendment, modification or substitution in the Land Registers.

26.
The Kibbutz will be prohibited, without receiving the prior written consent of the Jewish National Fund, to mine and/or uproot forests and/or tree arbors, and/or trees generally that have been planted by the Jewish National Fund in the area of the Premises. This clause is in addition to and does not derogate from the provisions of the Forests Ordinance.

27.
The stamp duty costs of this Contract will be borne in their entirety by the Kibbutz.

28.
The headings to the clauses of this Contract do not constitute part of the Contract nor will they be applied in the interpretation thereof.

29.
Without derogating from the provisions of this Contract, it is agreed that for purposes of protecting the Kibbutz's right of possession under this Contract against claims or third party pleas, except for the Administration and/or the owners and/or their successors or assigns, the Kibbutz will be entitled to act as owners of the Premises on condition that the results of such activity will be solely borne by it.

30.
a.
The Lease Term commences on the 1st day of October, 1990 and will expire on 30 September, 2039.

b.
The number of Estates existing at the time of signing this Contract is 120 (one hundred and twenty).

c.
The annual rent per Estate is NIS. 247.94, although the Administration may adjust the same from time to time in accordance with the decision of the Council. Translator's note: next passage deleted in the original.

31.
The addresses of the parties are:
The Administration, Upper Nazareth, P.O.B. 580, Zip Code 17 000
The Kibbutz: Kibbutz Shamir, Upper Galilee, Zip Code 12 195
And any notice sent by one party to the other by registered mail will be deemed to have been duly received three days after the date of dispatch.

32.
Special conditions:
The Premises mentioned in clause 1(a) hereof relate to land having an area of 3,370.183 dunams and a further 427.146 dunams approximately.

  Details of such land are registered in the Schedules marked "Schedule no. 1", and which are attached to this Contract and constitute an integral part hereof.

In witness whereof the parties have set their hands:

The Administration	(signed)	The Kibbutz	(signed)
1.	Name
Description
Signature
2.	Name	Rachel (illegible)
Description
Signature
Signed and stamped bearing the stamp of the Israel Lands Administration on behalf of the State Development Authority Jewish National Fund

TRANSLATION FOR CONVINIENCE

Schedules

Schedule no. 1	—	Schedule of parcels (clause no. 1(a))
Schedule no. 2	—	Schedule of factories (clause no. 8(a))
Schedule no. 3	—	Factories' Map (clause no. 8(a))
Schedule no. 3(A)	—	Factories' Map
Schedule no. 4	—	(clause no. 32)

TRANSLATION FOR CONVINIENCE

Page no. 1
Of 2 pages

Schedule no. 1

To the Lease Agreement dated 27/12/1990 with Kibbutz Shamir (clause no. 1(a)).

1.
Area of leased property 3,370.183 dunams

2.
Schedule of parcels included in the leased property:

Block	Parcel	Area in dunams	Use on the date of signature of the Contract
13412	3	425.402	Agricultural settlement as determined in the Contract
"	4	144.419	"
13413	2	108.937	"
"	3	328.799	"
"	4	419.080	"
"	5	237.150	"
"	6	439.324	"
"	7	243.111	"
"	8	350.873	"
"	10	165.936	"
13414	2	102.952	"
13414	3	294.041	"
"	4	63.833	Factory as that term is defined in the Contract
"	5	25.152	Agricultural settlement as defined in the Contract
"	6	6.795	"
"	8	3.809	"
"	11.696		"
"	12	2.636	"
"	13.132		"
"	14.468		"
"	15.434		"
"	16	1.329	"
"	17	4.875	Factory as that term is defined in the Contract
Israel Lands Administration On behalf of the State Development Authority Jewish National Fund
			(signed) Kibbutz Shamir

TRANSLATION FOR CONVINIENCE

Page no. 2
Out of 2 pages

Schedule no. 1

To the Lease Agreement dated 27.12.1990 with Kibbutz Shamir (clause no. 1(a)).

1.
Leased area 427.146 dunams approximately, as delineated in the frame in brown on the map on the scale of 1:10,000 signed by both parties attached to this Schedule as an integral part hereof.

2.
In the event of any divergence between the map set out in paragraph 1 above and the schedule the list of parcels in paragraph 4 hereof, the map will take precedence.

3.
It is agreed between the parties that the final size of the leased property will be determined according to the maps to be prepared according to clause 20 of this Contract.

4.
Schedule of parcels included in the leased property and their types of use:

Block	Parcels in their entirety	Incomplete Parcels	Use on the date of signature of the Contract
13413		9	Agricultural settlement as determined in the Contract
13419		4
Israel Lands Administration On behalf of the State Development Authority Jewish National Fund
			(signed) Kibbutz Shamir

Schedule no. 3
To the Lease Agreement dated 27/12/1990 with Kibbutz Shamir
(clause no. 3(a)).

Factories Map

On a scale of: 1:2500

		Parcel
No. of plant on map	Block	In whole	In part	Area of property in	Name of Factory	No. of file in ILA
	13414	17		1.330 dunams	Optical Industries Plant	2000361-9
				3.545 dunams	" " "	214821-6
	13414		4	8.250	S.L.A.G.	214820-8
(signed)
Kibbutz Shamir
Israel Lands Administration On behalf of the State Development Authority Jewish National Fund

2

TRANSLATION FOR CONVINIENCE

Schedule no. 2
To the Lease Agreement dated 27/12/1990 with Kibbutz Shamir
(clause no. 8(a)).

Factories Schedule

				Date of linkage to the CPI (x)
			Annual rent on the date of the signature of this Agreement (in shekels)			Date of end of period according to clause 6b.(5) & 17
							Percentage of value period or capitalized as initial rent
No. of Factory on the map	Factory name	Area of the Factory in dunams		Month & year	Points			District file no.	Account Remarks
	Optical Industries Plant	1.330 dunams		4—1971	143.9	31/3/2020	80%	200361-9	00254013
	-" -	3.545 dunams				27/11/2039	Capitalized	214821-6	352242911
	S.L.A.G. Factory	8.250 dunams				27/11/2039	Capitalized	214820-8	352242903

                      (signed)
                      Kibbutz Shamir

Israel Lands Administration On behalf of the State Development Authority Jewish National Fund

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Kibbutz Shamir
Lease Contract for a Kibbutz
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TRANSLATION FOR CONVINIENCE
In witness whereof the parties have set their hands
Schedules